Schedule A

to

Participation Agreement

Between

Transamerica Series Trust

and

Transamerica Life Insurance Company

Transamerica Financial Life Insurance Company

Dated

May 1, 2013

ACCOUNTS, CONTRACTS, FUNDS

EFFECTIVE AS OF May 1, 2026

Name of Account

Merrill Lynch Life Variable Annuity Separate Account A

Merrill Lynch Life Variable Annuity Separate Account B

Merrill Lynch Life Variable Annuity Separate Account C

ML of New York Variable Annuity Separate Account A

ML of New York Variable Annuity Separate Account B

ML of New York Variable Annuity Separate Account C

PFL Corporate Account One

Retirement Builder Variable Annuity Account

Separate Account Fund B

Separate Account Fund C

Separate Account VA-2L

Separate Account VA-2LNY

Separate Account VA-5

Separate Account VA-5NLNY

Separate Account VA-6

Separate Account VA-6NY

Separate Account VA-7

Separate Account VA-8

Separate Account VA AA

Separate Account VA B

Separate Account VA BNY

Separate Account VA CC

Separate Account VA DD

Separate Account VA HH

Separate Account VA Q

Separate Account VA QNY

Separate Account VA U

Separate Account VA V

Separate Account VL

Separate Account VUL-1

Separate Account VUL-2

Separate Account VUL-3

Separate Account VUL-5

Separate Account VUL-6

TFLIC Separate Account B

TFLIC Separate Account C

TFLIC Series Annuity Account

TFLIC Series Life Account

TFLIC Separate Account VNY

WRL Series Annuity Account

WRL Series Annuity Account B

WRL Series Life Account

Name of Contract

Advantage V

Advantage VI

Advisor’s Edge Select® Variable Annuity

Advisor’s Edge® Variable Annuity

Advisor’s Edge® Variable Annuity (NY)

Advisor’s Edge® Variable Annuity (NY) (Original)

Distinct AssetsSM Variable Annuity

Distinct AssetsSM Variable Annuity NY

Dreyfus/Transamerica Triple Advantage® Variable Annuity

Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)

DWS Personal Pension Variable AnnuityFund B

Fund C

Huntington Allstar SelectSM Variable Annuity

Immediate Income BuilderSM II Variable Annuity

Income Elite® Variable Annuity

Income Elite® Variable Annuity (NY)

Janus Annuity Variable Annuity

MEMBERS® ExtraSM Variable Annuity

MEMBERS® FreedomSM Variable Annuity

MEMBERS® LandmarkSM Variable Annuity

MEMBERS® LibertySM Variable Annuity

MEMBERS® Variable Annuity Series

Merrill Lynch Consults Annuity® Variable Annuity

Merrill Lynch Consults AnnuitySM Variable Annuity (NY)

Merrill Lynch Investor Choice AnnuitySM (Investor Series)

Merrill Lynch Investor Choice AnnuitySM (Investor Series) (NY)

Merrill Lynch Retirement PlusSM Variable Annuity

Merrill Lynch Retirement PlusSM Variable Annuity (NY)

Merrill Lynch Retirement PowerSM Variable Annuity

Merrill Lynch Retirement PowerSM Variable Annuity (NY)

Merrill Lynch Retirement OptimizerSM Variable Annuity

Merrill Lynch Retirement OptimizerSM Variable Annuity (NY)

Partners Variable Annuity Series®

Partners Variable Annuity Series® (NY)

Portfolio SelectSM Variable Annuity

Premier Asset BuilderSM Variable Annuity

Prism Variable Annuity (A & B Units)

Prism Variable Annuity (NY)

Privilege SelectSM Variable Annuity

Retirement Income Builder® BAI Variable Annuity

Retirement Income Builder® II Variable Annuity

Retirement Income Builder® Variable Annuity

SecurePathSM Variable Annuity

SecurePathSM NY Variable Annuity

TFLIC Financial Freedom Builder

TFLIC Freedom Elite Builder

TFLIC Freedom Elite Builder II

TFLIC Freedom PremierSM Variable Annuity

TFLIC Freedom Wealth Protector

TFLIC Journey NY

The Atlas Portfolio BuilderSM Variable Annuity

The One® Income AnnuitySM Variable Annuity

TransAccumulator®

TransAccumulator® II

Transamerica Access Variable Annuity

Transamerica Advisor EliteSM II Variable Annuity

Transamerica Advisor EliteSM II Variable Annuity (NY)

Transamerica Advisor EliteSM Variable Annuity

Transamerica Advisory Annuity Variable Annuity

Transamerica Advisory Annuity Variable Annuity (NY)

Transamerica Associate Freedom Elite Builder

Transamerica AxiomSM II Variable Annuity

Transamerica AxiomSM II Variable Annuity (NY)

Transamerica AxiomSM III Variable Annuity

Transamerica AxiomSM III Variable Annuity (NY)

Transamerica AxiomSM Variable Annuity

Transamerica AxiomSM NY Variable Annuity

Transamerica B-Share Variable Annuity

Transamerica B-Share Variable Annuity (NY)

Transamerica Bounty® Variable Annuity

Transamerica CatalystSM Variable Annuity

Transamerica Classic® Variable Annuity

Transamerica Classic® NY Variable Annuity

Transamerica Elite®

Transamerica ExtraSM Variable Annuity

Transamerica® Freedom Elite Builder II

Transamerica FreedomSM Variable Annuity

Transamerica I-Share II Variable Annuity

Transamerica I-Share II Variable Annuity (NY)

Transamerica Income Elite® II Variable Annuity

Transamerica Income Elite® II Variable Annuity (NY)

Transamerica Inspire® Variable Annuity

Transamerica Inspire® Variable Annuity (NY)

Transamerica Journey®

Transamerica LandmarkSM Variable Annuity

Transamerica LandmarkSM NY Variable Annuity

Transamerica LibertySM Variable Annuity

Transamerica LibertySM NY Variable Annuity

Transamerica Lineage®

Transamerica Opportunity BuilderSM Variable Annuity

Transamerica Preferred AdvantageSM Variable Annuity

Transamerica PrincipiumSM II Variable Annuity

Transamerica PrincipiumSM II Variable Annuity (NY)

Transamerica PrincipiumSM III Variable Annuity

Transamerica PrincipiumSM III Variable Annuity (NY)

Transamerica PrincipiumSM IV Variable Annuity

Transamerica PrincipiumSM IV Variable Annuity (NY)

Transamerica PrincipiumSM Variable Annuity

Transamerica Retirement Income Plus® Variable Annuity

Transamerica Retirement Income Plus® Variable Annuity (NY)

Transamerica Traditions Variable Annuity

Transamerica Tribute®

Transamerica Value Variable AnnuitySM

Transamerica Value Variable AnnuitySM (NY)

Transamerica Variable Annuity Series

Transamerica Variable Annuity Series (NY)

Transamerica Variable Annuity I-Share

Transamerica Variable Annuity I-Share (NY)

Transamerica Variable Annuity O-Share

Transamerica Variable Annuity O-Share (NY)

Transamerica® Xcelerator Exec

TransEquity®

TransEquity® II

TransMark Optimum ChoiceSM Variable Annuity

TransUltra®

WRL – The Equity Protector

WRL Financial Freedom Builder

WRL ForLife

WRL Freedom Access® Variable Annuity

WRL FreedomSM Advisor Variable Annuity

WRL Freedom AttainerSM Variable Annuity

WRL Freedom BellwetherSM Variable Annuity

WRL Freedom ConquerorSM Variable Annuity

WRL Freedom Elite

WRL Freedom Elite Advisor

WRL Freedom Elite Builder

WRL Freedom EnhancerSM

WRL Freedom Equity Protector

WRL FreedomSM Multiple

WRL Freedom Premier® III Variable Annuity

WRL Freedom Premier® Variable Annuity

WRL Freedom SP Plus

WRL FreedomSM Variable Annuity

WRL Freedom Wealth Creator® Variable Annuity

WRL Freedom Wealth Protector

WRL Xcelerator and Xcelerator Focus

Name of Fund

Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.

Transamerica 60/40 Allocation VP (Currently not offering Initial Class Shares)

Transamerica Aegon Bond VP

Transamerica Aegon Core Bond VP

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP (Currently not offering Initial Class Shares)

Transamerica BlackRock Government Money Market VP

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (Currently not offering Initial Class Shares)

Transamerica BlackRock iShares Edge 40 VP

Transamerica BlackRock iShares Edge 50 VP (Currently not offering Initial Class Shares)

Transamerica BlackRock iShares Edge 75 VP (Currently not offering Initial Class Shares)

Transamerica BlackRock iShares Edge 100 VP (Currently not offering Initial Class Shares)

Transamerica BlackRock iShares Tactical – Balanced VP

Transamerica BlackRock iShares Tactical – Conservative VP

Transamerica BlackRock iShares Tactical – Growth VP

Transamerica BlackRock Real Estate Securities VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Goldman Sachs 70/30 VP (Currently not offering Initial Class Shares)

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

Transamerica Great Lakes Advisors Large Cap Value VP

Transamerica International Focus VP

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

Transamerica JPMorgan Asset Allocation – Conservative VP

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Transamerica JPMorgan Asset Allocation – Moderate VP

Transamerica JPMorgan Diversified Equity Allocation VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan International Moderate Growth VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)

Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)

Transamerica Morgan Stanley Capital Growth VP (Currently not offering Service Class Shares)

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (Currently not offering Initial Class Shares)

Transamerica Morgan Stanley Global Allocation VP

Transamerica MSCI EAFE Index VP

Transamerica Multi-Managed Balanced VP

Transamerica PineBridge Inflation Opportunities VP (Currently not offering Initial Class Shares)

Transamerica ProFund UltraBear Fund VP (Currently not offering Initial Class Shares)

Transamerica S&P 500 Index VP

Transamerica Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TSW International Equity VP

Transamerica TSW Mid Cap Value Opportunities VP

Transamerica WMC US Growth VP